UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2008

Franklin Electronic Publishers, Incorporated

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13198	22-2476703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Franklin Plaza, Burlington, New Jersey	08016-4907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609)386-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Matthew Baile resigned from his position with the Registrant. Mr. Baile will remain as Vice President, Product Development of the Registrant until February 29, 2008 and as Vice President, OEM and Asia Sales of the Registrant until March 14, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Electronic Publishers, Incorporated

Date: February 28, 2008	By:	/s/ Frank A. Musto
	Name:	Frank A. Musto
	Title:	Chief Financial Officer